UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                     FORM 8-K/A

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):      April 22, 2003


                                   BORGWARNER INC.
(Exact name of registrant as specified in its charter)


Delaware                           1-12162             13-3405408
(State or other
 jurisdiction of incorporation     (Commission File Number) (IRS Employer
                                                            Identification No.)

200 South Michigan Avenue, Chicago, Illinois 60604
(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:  (312) 322-8500

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

     Exhibit No.    Description
     ------------   -------------
     99.1           Reconciliation of EBITDA with most directly comparable
GAAP measures.

Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition)

     The following information is being furnished under Item 12 of Form 8-K "Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003).

     On April 22, 2003, BorgWarner Inc. ("BorgWarner") issued a press release announcing its first quarter 2003 earnings, and filed a Current Report on Form 8-K with such press release attached as Exhibit 99.1. In the Consolidated Statements of Operations (unaudited) which were attached to such press release, BorgWarner presented EBITDA as a performance measure, which is a non-GAAP measure, as defined in Regulation G . Attached as Exhibit 99.1 to this Form
 8-K/A is a reconciliation of those non-GAAP measures as previously disclosed with the most directly comparable
GAAP measures.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  BORGWARNER INC.


                         By:       /s/ William C. Cline
                                   --------------------------
                                   William C. Cline
                                   Vice President and Controller

                                   Date:  July 1, 2003

EXHIBIT INDEX

Exhibit No.    Description

99.1 Reconciliation of EBITDA with most directly comparable GAAP measures.